                                                                       Exhibit 1



                         REGISTRATION RIGHTS AGREEMENT

                                      FOR

                                 COMMON STOCK

                              Dated July 29, 1994

                                 by and among

                           DR INTERNATIONAL, INC.,

                        CITICORP VENTURE CAPITAL LTD.,

                         WORLD EQUITY PARTNERS, L.P.,

                  MASCOTECH AUTOMOTIVE SYSTEMS GROUP, INC.,

                              HAROLD K. SPERLICH,

                               JAMES R. GERRITY

                                      and

                 THE MANAGEMENT INVESTORS LISTED ON SCHEDULE A

                REGISTRATION RIGHTS AGREEMENT FOR COMMON STOCK


          This Registration Rights Agreement for Common Stock (the "Agreement") is made and entered into July 29, 1994, by and among DR International, Inc., a Delaware corporation (the "Company"), Citicorp Venture Capital Ltd., a New York corporation ("CVC"), World Equity Partners, L.P., a Delaware limited partnership ("WEP"), MascoTech Automotive Systems Group, Inc., a Michigan corporation ("Masco"), Harold K. Sperlich ("Sperlich"), James R. Gerrity ("Gerrity") and the management investors (the "Management Investors") listed on Schedule A hereto. CVC, WEP, Masco, Sperlich, Gerrity and the Management Investors are sometimes referred to herein collectively as the "Investors" and each individually as the "Investor".

          This Agreement is made pursuant to the Securities Purchase and Holders Agreement (as hereinafter defined). In order to induce the Investors to enter into the Securities Purchase and Holders Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

          The parties hereby agree as follows:

          1.  Definitions
              -----------

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Closing Date" means the date of this Agreement.
           ------------

          "Common Stock" means the Class A Common Stock, par value $.O1 per
           ------------
share, of the Company, including shares of Class A Common Stock issuable upon the conversion of shares of Class B Common Stock, par value $.01 per share, and shares of Class A Common Stock issuable upon the exercise of the Warrant, and as adjusted for any stock dividend or distribution payable thereon or stock split, reverse stock split, recapitalization, reclassification, reorganization, exchange, subdivision or combination thereof.

          "Demand Registration" has the meaning set forth is Section 4(a) of
           -------------------
this Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
from time to time.

          "Person" means an individual, partnership, corporation, trust or
           ------
unincorporated organization, or a government or agency or political subdivision thereof.

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

          "Purchase Agreement" means the Asset Purchase Agreement dated July 13,
           ------------------
1994 among General Motors Corporation, the Company and DRA, Inc.

          "Registration Expenses" means the costs and expenses of all
           ---------------------
registrations and qualifications under the Securities Act, and of all other actions the Company is required to take in order to effect the registration of Registrable Securities under the Securities Act pursuant to this Agreement (including all federal and state registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and the fees and expenses of the Company's independent public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such registration)) other than the costs and expenses of any Investors whose Registrable Securities are to be registered pursuant to this Agreement comprising underwriters' commissions, brokerage fees, transfer taxes or the fees and expenses of any accountants or other representatives retained by any Investor.

          "Registration Statement" means any registration statement of the
           ----------------------
Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

          "Registrable Securities" has the meaning set forth in Section 2 of
           ----------------------
this Agreement.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

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          "Securities Purchase and Holders Agreement" means the Securities
           -----------------------------------------
Purchase and Holders Agreement dated July 29, 1994 among the Company, CVC, WEP, Masco, Gerrity, Sperlich and the other signatories thereto.

          "Special Registration Statement" means (i) a registration statement on
           ------------------------------
Forms S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company's employees or security holders or (ii) a registration statement registering a Unit Offering.

          "Unit Offering" means a public offering of a combination of debt and
           -------------
equity securities of the Company in which (i) not more than 20% of the gross proceeds received for the sale of such securities is attributed to such equity securities, and (ii) after giving effect to such offering, the Company does not have a class of equity securities required to be registered under the Exchange Act.

          "underwritten registration or underwritten offering" means a
           -------------------------    ---------------------
registration in which securities of the Company are sold to an underwriter for reoffering to the public.

          "Warrant" means the warrant exercisable for  shares of Class A Common
           -------
Stock of the Company issued pursuant to the Warrant Agreement dated the date hereof between WEP and the Company.

          2.   Registrable Securities.  The securities entitled to the benefits
               ----------------------
of this Agreement are the Registrable Securities. As used herein, "Registrable Securities" means the shares of Common Stock that are issued (or issuable) and outstanding on the date hereof and the shares of Common Stock that become issued (or issuable) and outstanding after the date hereof; provided, however, that
                                                     --------  -------
shares of Common Stock issued to Management Investors shall be deemed to be Registrable Securities only to the extent such shares are eligible for repurchase by the Company at the Adjusted Book Value Price (as defined in the Securities Purchase and Holders Agreement) pursuant to Section 6.3 of the Securities Purchase and Holders Agreement; and provided, further, that each such
                                               --------  -------
share of Common Stock shall cease to be a Registrable Security when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it; (ii) it is distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act; or (iii) it has otherwise been transferred and a new certificate or other evidence of ownership for it not bearing a legend as set

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forth in Section 3.2 of the Securities Purchase and Holders Agreement (or other legend of similar import) and not subject to any stop transfer order has been delivered by or on behalf of the Company and no other restriction on transfer exists under the Securities Act.

          3.    Incidental Registration.
                -----------------------

          (a)   Right to Include Common Stock.  If the Company at any time
                -----------------------------
proposes to register any of its Common Stock under the Securities Act (other than on a Special Registration Statement), whether or not for sale for its own account, it will each such time give at least 30 days prior written notice to all holders of Registrable Securities of its intention to file a registration statement under the Securities Act and of such holders' rights under this
Section 3. Upon the written request of any such holders of Registrable Securities made prior to the proposed filing date (which request shall specify the intended method of disposition thereof), the Company will effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof (an "Incidental Registration"), to the extent required to permit the public disposition (in accordance with such intended methods thereof) of the Registrable Securities to be so registered; provided, that (i) if, any time after giving written notice of
                  --------
its intention to register shares of Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Company's Common Stock, the Company shall give written notice of such determination to each holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); (ii) if a registration requested pursuant to this Section 3 shall involve an underwritten public offering, any holder of Registrable Securities requesting to be included in such registration may elect, in writing at least 30 days prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration; and (iii) if, at any time after the 180-day or shorter period specified in Section 3 (b), the sale of the securities has not been completed, the Company may withdraw from the registration on a pro rata basis (based on the number of Registrable Securities requested by each holder of Registrable Securities to be so registered) the Registrable Securities which the Company has been requested to register and which have not been sold.

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          (b)   Priority in Incidental Registrations.   If a registration
                ------------------------------------
pursuant to Section 3(a) involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the total number of shares of Common Stock to be included in such registration, including the Registrable Securities requested to be included pursuant to this Section 3, exceeds the maximum number of shares of Common Stock specified by the managing underwriter that may be distributed without adversely affecting the price, timing or distribution of such shares of Common Stock, then the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such underwriter or underwriters, can be sold in the following order of priority: (i) first, all of the shares of Common Stock that the Company proposes to sell for its own account, if any, (ii) second, all of the shares of Common Stock being registered by holder(s) of Registrable Securities pursuant to a Demand Registration (as hereinafter defined), and (iii) third, the Registrable Securities of the holder(s) of Registrable Securities requested to be included in such Incidental Registration. To the extent that shares of Common Stock to be included in the Incidental Registration must be allocated among the holders(s) of Registrable Securities pursuant to clause (iii) above, such shares shall be allocated pro rata among the holders(s) of Registrable Securities based on the number of shares of Common Stock that such holders(s) of Registrable Securities shall have requested to be included therein; provided, however, that (other than with respect to holders of
                  --------  -------
Registrable Securities that are entitled to make a Demand Registration Request (as hereinafter defined)) if an Incidental Registration is an underwritten offering, the managing underwriter or underwriters may select shares for inclusion in such Incidental Registration on a basis other than a pro rata basis if, in the reasonable opinion of such underwriter or underwriters, selection on such other basis would be material to the success of the offering.

          (c)   Expenses.  The Company will pay all Registration Expenses in
                --------
connection with any registration of Registrable Securities requested pursuant to this Section 3.

          (d)   Liability for Delay.  The Company shall not be held responsible
                -------------------
for any delay in the filing or processing of a registration statement which includes any Registrable Securities due to requests by holders of Registrable Securities pursuant to this Section 3 nor for any delay in requesting the effectiveness of such registration statement if the Company advises the holders of Registrable Securities participating in such registration in writing that, in the opinion of its Board of Directors, such delay is warranted by market conditions or business considerations.

          (e)   Participation in Underwritten Registrations. No holder of
                -------------------------------------------
Registrable Securities may participate in any underwritten registration hereunder unless such holder (i) agrees to sell his or its Common Stock on the basis provided in any underwriting arrangements approved by the persons who have selected the underwriter and (ii) accurately completes in a timely manner and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

          4.    Demand Registration
                -------------------

                (a)   Right to Demand Registration.   Subject to Section 4(b)
                      ----------------------------
below, CVC and the holders of a majority of the Registrable Securities (the "WEP Shares") held by WEP on the date hereof (the "WEP Holders") shall be entitled to make a written request ("Demand Registration Request") to the Company for registration with the Commission under and in accordance with the provisions of the Securities Act of all or part of the Registrable Securities owned by it (a "Demand Registration") (which Demand Registration Request shall specify the intended number of Registrable Securities to be disposed of by such holder and the intended method of disposition thereof); provided, that (i) the Company may,
                                             --------
if the Board of Directors so determines in the exercise of its reasonable judgment that due to a pending or contemplated acquisition or disposition or public offering it would be inadvisable to effect such Demand Registration at such time, defer such Demand Registration for a single period not to exceed 180 days, and (ii) if the Company elects not to effect the Demand Registration pursuant to the terms of this sentence, no Demand Registration shall be deemed to have occurred for purposes of this Agreement. Within 10 days after receipt of the Demand Registration Request, the Company will serve written notice (the "Notice") of such Demand Registration Request to all holders of Registrable Securities and, subject to paragraph (c) below, the Company will include in such registration all Registrable Securities of such holders with respect to which the Company has received written requests for inclusion therein from such holders within fifteen (15) business days after the receipt by the applicable holder of the Notice. All requests made pursuant to this paragraph 4(a) will specify the aggregate number of the Registrable Securities to be registered and will also specify the intended methods of disposition thereof.

                (b)     Number of Demand Registrations.  CVC shall be entitled
                        -------------------------------
to make one or more Demand Registration Requests at any time and from time to time. The holders of a majority of the WEP Shares shall be entitled to make one Demand Registration Request at any time after the earlier to occur of (i) the sixth anniversary of the date of this Agreement or (ii) the date on which an initial public offering of the Common Stock is consummated; provided that
                                                            --------
immediately prior to the effective date of the registration statement relating to such Demand Registration, the WEP Holders shall have exercised the Warrant, or portion thereof, held by it for such shares of Common Stock that are subject to the Demand Registration Request in accordance with the terms of such Warrant. The Registration Expenses shall be borne by the Company. In the case of a Demand Registration Request made by the WEP Holders, such Demand Registration shall not be counted as a Demand Registration hereunder (i) until such Demand Registration has been declared effective and maintained continuously effective for a period of at least six months or such shorter period when all Registrable Securities included therein have been sold in accordance with such Demand Registration and
(ii) unless the WEP Holders are able to register and sell at least ninety percent (90%) of the WEP Shares initially requested to be included in such Demand Registration.

                (c)     Priority on Demand Registration. If any of the
                        -------------------------------
Registrable Securities proposed to be registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering and the managing underwriter or underwriters of a Demand Registration advise the Company and the holders of such Registrable Securities in writing that in its or their reasonable opinion the number of shares of Common Stock proposed to be sold in such Demand Registration exceeds the maximum number of shares specified by the managing underwriter that may be distributed without adversely affecting the price, timing or distribution of the Common Stock, the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such underwriter or underwriters can be sold in the following order of priority: (i) first, the Registrable Securities requested to be included in such Demand Registration held by the party requesting such Demand Registration (provided that, in the case of a Demand Registration Request made by the WEP Holders, such amount shall be allocated among the WEP Holders on a pro rata basis based upon the number of Registrable Securities requested to be included by such WEP Holders in such Demand Registration); (ii) second, shares of Common Stock to be offered by the Company in such Demand Registration; and
(iii) third, shares of Common Stock held by other holders requested to be included in such Demand Registration, provided that such amount shall be
                                      --------
allocated
among such other holders on a pro rata basis based upon their respective percentage of ownership of the total number of shares of Common Stock then outstanding.

          5.    Registration Procedures.  If and whenever the Company is
                -----------------------
required to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

                (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts to cause such registration statement to become effective, provided, however,
                                                          --------  -------
that the Company may discontinue any registration of its securities which is being effected pursuant to Sections 3 or 4 herein at any time prior to the effective date of the registration statement relating thereto;

                (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                (c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each such amendment and supplement thereof (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

                (d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable

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Securities owned by such seller; provided, however, that the Company shall not
                                 --------  -------
be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject or subject itself to general taxation in any jurisdiction where it is not then so subject;

                (e) immediately notify each seller of any Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act within the appropriate period mentioned in clause (b) of this Section 5, of the Company becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and within ten days prepare and furnish to all sellers a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                (f) use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and provide an independent transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                (g) furnish to each seller of Registrable Securities covered by such registration statement a signed counterpart, addressed to such seller (and the underwriters, if any) of:

                        (i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration involves an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the sellers of not less than 50% of such

          Registrable Securities (and the managing underwriter, if any); and

                        (ii) a "comfort" letter, dated the effective date of such registration statement (or, if such registration involves an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering such matters with respect to such registration statement as are customarily covered in accountants' letters delivered to the underwriters in underwritten offerings of securities as may reasonably be requested by the sellers of not less than 50% of such Registrable Securities (and the managing underwriter, if any); and

                (h) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter (individually, an "Inspector" and collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility (collectively, the "Records"), and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided that any Records that are designated
                                  --------
by the Company in writing as confidential shall be kept confidential by the Inspectors unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or by any regulatory authority having jurisdiction. Each Investor agrees that non-public information obtained by it as a result of such Inspections shall be deemed confidential and acknowledges its obligations under the Federal securities laws not to trade any securities of the Company on the basis of material non-public information.

          The Company may require each seller of Registrable Securities as to which any registration is being effected promptly to furnish to the Company such information regarding the distribution of such Registrable Securities as may be legally required. Such information shall be furnished in writing and shall state that it is being furnished for use in the registration statement.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (e) of this Section 5, such holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (e) of this Section 5, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of the Company's notice. In the event the Company shall give any such notice, the period mentioned in clause (b) of this Section 5 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (e) of this Section 5 and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (e) of this Section 5.

          To the extent not inconsistent with applicable law, each holder of Registrable Securities whose Common Stock is included in a registration statement hereunder, if requested by the managing underwriter or underwriters for such registration, agrees not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, during the fifteen business days prior to, and during the ninety-day period (or such shorter period as may be agreed to by such holders) beginning on, the effective date of a demand registration statement.

          6.    Indemnification.
                ---------------

                (a)     Indemnification by the Company.  The Company hereby
                        ------------------------------
agrees to indemnify and hold harmless each holder of Registrable Securities which shall have been registered under the Securities Act, and such holder's officers, directors and agents and each other Person, if any, who controls such holder within the meaning of the Securities Act and each other Person (including underwriters) who participates in the offering of such Registrable Securities against any losses, claims, damages, liabilities, reasonable attorneys' fees, costs or expenses (collectively, the "Damages"), joint or several, to which such holder or controlling Person or participating Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact made by the Company or its agents contained in any registration statement under which such Registrable Securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder of Registrable Securities or such controlling Person or participating Person in connection with investigating or defending any such Damages or proceeding; provided, however, that the Company will not be liable in
                       --------
any such case to the extent that any such Damages arise out of or are based upon
(i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder or such controlling or participating Person, as the case may be, specifically for use in the preparation thereof; or (ii) an untrue statement or alleged untrue statement, omission or alleged omission in a prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus which amendment or supplement is delivered to such holder in a timely manner and such holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of such Registrable Securities to the Person asserting such Damages.

          (b)   Indemnification by the Holders of Registrable Securities Which
                --------------------------------------------------------------
Are Registered. It shall be a condition of the Company's obligations under this
--------------
Agreement to effect any registration under the Securities Act that there shall have been delivered to the Company an agreement or agreements duly executed by each holder of Registrable Securities to be so registered, whereby such holder agrees to indemnify and hold harmless the Company, its directors, officers and agents and each other Person, if any, which controls the Company within the meaning of the Securities Act against any Damages, joint or several, to which the Company, or such other Person or such Person controlling the Company may become subject under the Securities Act or otherwise, but only to the extent that such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statements or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by such holder of Registrable Securities specifically for use in the preparation thereof. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information with to such Persons so furnished in writing by such Persons specifically for inclusion in any prospectus or registration statement.

                (c)     Conduct of Indemnification Proceedings.  Any Person
                        --------------------------------------
entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 6; and (ii) unless the indemnified party has been advised by its counsel that a conflict of interest exists between such indemnified and indemnifying parties under applicable standards of professional responsibility, with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation; provided, however, that no indemnifying party will consent to the
            --------  -------
entry of any judgment or enter into any settlement (other than for the payment of money only) without the consent of the indemnified party (which consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

                (d)     Contribution.  If for any reason the indemnification
                        ------------
provided for in the preceding Sections 6 (a) or 6 (b) is unavailable to an indemnified party in respect of any Damages referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Damages in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided,
                                                               --------
however, that in no event shall the liability of any selling holder of
-------
Registrable Securities hereunder be greater in amount than the difference between the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such contribution obligation and all amounts previously contributed by such holder with respect to such Damages. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation.

          7.    Hold-Back Agreements
                --------------------

                (a)     Restrictions on Public Sale by Holder of Registrable
                        ----------------------------------------------------
Securities. Each holder of Registrable Securities whose Registrable Securities
----------
are eligible for inclusion in a Registration Statement filed pursuant to Sections 3 or 4 agrees, if requested by the managing underwriter or underwriters in an underwritten offering of any Registrable Securities, not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during the 90-day period (or such shorter period as may be agreed to by the parties hereto) beginning on the effective date of such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriter or underwriters.

          The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of Registrable Securities (except as part of such underwritten registration) during such period unless it has provided 45 days prior written notice of such sale or distribution to the managing underwriter or underwriter.

                (b)     Restrictions on Public Sale by the Company and Others.
                        -----------------------------------------------------
The Company agrees (i) not to effect any public sale or distribution of any of its Common Stock for its own account during the 10-day period prior to, and during the 90-day period beginning on, the effective date of a Registration Statement filed pursuant to Sections 3 or 4 (except as part of a Special Registration Statement), and (ii) use reasonable efforts to cause each holder of Common Stock purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration, if permitted).

          8.    Underwritten Registration
                -------------------------

          If any of the Registrable Securities covered by any Incidental Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Company and, in the case of a Demand Registration, approved by CVC.

          Notwithstanding anything herein to the contrary, no Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwritten arrangements approved by the Persons entitled hereunder to approve such arrangement and (b) accurately completes and executes all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          9.    Miscellaneous
                -------------

                (a)     Amendment and Modification. This Agreement may be
                        --------------------------
amended or modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in a writing executed by (i) the Company, (ii) CVC (so long as CVC and its Affiliates own in the aggregate at least 25% of the outstanding Common Stock on a fully diluted basis), (iii) the holders of a majority of the shares of the Registrable Securities of the other Investors,
(iv) in the case of any amendment which materially and adversely affects any Investor differently from any other Investor, such Investor and (v) in the case of an amendment which materially and adversely affects any rights of the WEP Holders in connection with the Demand Registration Request of the WEP Holders, the holders of a majority of the WEP Shares. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

                (b)     Survival of Representations and Warranties. All
                        ------------------------------------------
representations, warranties, covenants and agreements set forth in this Agreement will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by an Investor or on its behalf.

                (c)     Successors and Assigns; Entire Agreement. This Agreement
                        ----------------------------------------
and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and executors, administrators and heirs. This Agreement sets forth the entire agreement and understandings among the parties as to the subject matter hereof and merges and supersedes all prior discussions and understandings of any and every nature among them.

                (d)     Separability. In the event that any provision of this
                        ------------
Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

                (e)     Notices. All notices provided for or permitted hereunder
                        -------
shall be made in writing by hand-delivery, registered or certified first-class mail, telex, telecopier or air courier guaranteeing overnight delivery to the other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

          If to the Company to:

          DR International, Inc.
          275 Rex Boulevard
          Auburn Hills, MI  48326
          Attention:  Harold K. Sperlich

          with required copies to:

          If to CVC, to:

          Citicorp Venture Capital Ltd.
          399 Park Avenue
          Sixth Floor
          New York, New York  10043
          Attention:  Richard M. Cashin, Jr., Vice President

          with a required copy to:

          Dechert Price & Rhoads
          4000 Bell Atlantic Tower
          1717 Arch Street
          Philadelphia, PA  19103
          Attention:  G. Daniel O'Donnell, Esquire

          If to WEP, to:

          World Equity Partners, L.P.
          399 Park Avenue
          New York, NY  10043
          Attention:  Byron L. Knief

          with a required copy to:

          Kirkland & Ellis
          153 East 53rd Street
          New York, NY  10022-4675
          Attention:  Kirk A. Radke, Esquire

          If to Masco, to:

          MascoTech Automotive Systems Group, Inc.
          275 Rex Boulevard
          Auburn Hills, MI 48326
          Attention:  E. H. Billig

          with a required copy to:

          Masco Corporation
          21001 Van Borne Road
          Taylor, MI 48180
          Attention:  General Counsel

          If to Sperlich, to:

          Harold K. Sperlich
          3333 West Shore Drive
          Orchard Lake, MI  48324

          If to Gerrity, to:

          James R. Gerrity
          9938 E. Bayview Drive
          Scottsdale, AZ   85258

          If to a Management Investor, at the most current address given by such Management Investor to the Company in accordance with this Section 10
          (e), which address initially is, with respect to each Management Investor, the address set forth on Schedule A hereto.

          All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                (f)     Governing Law. The validity, performance, construction
                        -------------
and effect of this Agreement shall be governed by and construed in accordance with the internal law of Delaware, without giving effect to principles of conflicts of law.

                (g)     Headings.  The headings in this Agreement are for
                        --------
convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

                (h)     Counterparts.  This Agreement may be executed in two or
                        ------------
more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

                (i)     Further Assurances. Each party shall cooperate and take
                        ------------------
such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

                (j)     Termination. Unless sooner terminated in accordance with
                        -----------
its terms, this Agreement shall terminate on the fifteenth anniversary of the date of this Agreement; provided that the indemnification rights and obligations set forth in Section 6 hereof shall survive the termination of this Agreement.

                (k)     Remedies. In the event of a breach or a threatened
                        --------
breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

                (l)     Party No Longer Owning Securities. If a party hereto
                        ---------------------------------
ceases to own any Securities, such party will no longer be deemed to be an Investor for purposes of this Agreement; provided that the indemnification rights and obligations set forth in Section 6 hereof shall survive any such cessation of ownership.

                (m)     Pronouns. Whenever the context may require, any pronouns
                        --------
used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

                (n)     No Effect on Employment. Nothing herein contained shall
                        -----------------------
confer on any investor the right to remain in the employ of the Company or any of its subsidiaries or Affiliates.

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                        DR INTERNATIONAL, INC.

                                        By: /s/ James R. Gerrity
                                           -------------------------
                                        Title: Executive V.P.
                                              ----------------------

                                        CITICORP VENTURE CAPITAL LTD.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------

                                        WORLD EQUITY PARTNERS, L.P.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------

                                        MASCOTECH AUTOMOTIVE SYSTEMS
                                        GROUP, INC.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------


                                        ----------------------------
                                             Harold K. Sperlich

                                          /s/ James R. Gerrity
                                        ----------------------------
                                              James R. Gerrity

                                          /s/ Thomas J. Snyder
                                        ----------------------------
                                              Thomas J. Snyder

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                        DR INTERNATIONAL, INC.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------

                                        CITICORP VENTURE CAPITAL LTD.

                                        By: [SIGNATURE APPEARS HERE]
                                           -------------------------
                                        Title: [TITLE ILLEGIBLE]
                                              ----------------------

                                        WORLD EQUITY PARTNERS, L.P.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------

                                        MASCOTECH AUTOMOTIVE SYSTEMS
                                        GROUP, INC.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------


                                        ----------------------------
                                             Harold K. Sperlich


                                        ----------------------------
                                              James R. Gerrity


                                        ----------------------------
                                              Thomas J. Snyder

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                        DR INTERNATIONAL, INC.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------

                                        CITICORP VENTURE CAPITAL LTD.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------

                                        WORLD EQUITY PARTNERS, L.P.

                                        By: [SIGNATURE APPEARS HERE]
                                           -------------------------
                                        Title:         SVP
                                              ----------------------

                                        MASCOTECH AUTOMOTIVE SYSTEMS
                                        GROUP, INC.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------


                                        ----------------------------
                                             Harold K. Sperlich


                                        ----------------------------
                                              James R. Gerrity


                                        ----------------------------
                                              Thomas J. Snyder

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                        DR INTERNATIONAL, INC.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------

                                        CITICORP VENTURE CAPITAL LTD.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------

                                        WORLD EQUITY PARTNERS, L.P.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------

                                        MASCOTECH AUTOMOTIVE SYSTEMS
                                        GROUP, INC.

                                        By: [SIGNATURE APPEARS HERE]
                                           -------------------------
                                        Title: Vice President
                                              ----------------------


                                        ----------------------------
                                             Harold K. Sperlich


                                        ----------------------------
                                              James R. Gerrity


                                        ----------------------------
                                              Thomas J. Snyder

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                        DR INTERNATIONAL, INC.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------

                                        CITICORP VENTURE CAPITAL LTD.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------

                                        WORLD EQUITY PARTNERS, L.P.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------

                                        MASCOTECH AUTOMOTIVE SYSTEMS
                                        GROUP, INC.

                                        By:
                                           -------------------------
                                        Title:
                                              ----------------------

                                          /s/ Harold K. Sperlich
                                        ----------------------------
                                             Harold K. Sperlich


                                        ----------------------------
                                              James R. Gerrity


                                        ----------------------------
                                              Thomas J. Snyder

                                  SCHEDULE A
                                  ----------

Name of Management Investor                      Address
---------------------------                      -------

Thomas J. Snyder                                 984 North 500 West
                                                 Anderson, IN 46011














                                    -21-